                                                                      EXHIBIT 21

                                  SUBSIDIARIES



         The companies listed below are the primary subsidiaries of the Corporation. The financial data for these subsidiaries, as well as for other subsidiaries which are not considered to be significant and are therefore excluded from this exhibit, comprised the Corporation's consolidated financial statements.

                                                                             ORGANIZED UNDER
NAME OF COMPANY                                                                  LAWS OF
---------------                                                              ---------------
Domestic:

United States Gypsum Company (a) .......................................     Delaware
USG Interiors, Inc. (a) ................................................     Delaware
L&W Supply Corporation (a)(b) ..........................................     Delaware
USG International, Ltd. ................................................     Delaware
USG Foreign Investments, Ltd. (a) ......................................     Delaware
USG Interiors International, Inc. ......................................     Ohio
USG Funding Corporation ................................................     Delaware
La Mirada Products Co., Inc. ...........................................     Ohio
USG Foreign Sales Corporation ..........................................     Virgin Islands
Gypsum Engineering Company .............................................     Delaware
Alabaster Assurance Company, Ltd. ......................................     Vermont
USG Latin America Inc. .................................................     Delaware
Beadex Manufacturing LLC ...............................................     Delaware
B-R Pipeline Company ...................................................     Delaware
Stocking Specialists, Inc. .............................................     Delaware
USG Industries, Inc. ...................................................     Delaware
USG Pipeline Company ...................................................     Delaware

International:

CGC Inc. (a) ...........................................................     New Brunswick
USG Canadian Mining Ltd. ...............................................     New Brunswick
Gypsum Transportation Limited ..........................................     Bermuda
USG Mexico, S.A. de C.V. ...............................................     Mexico
USG Holding de Mexico, S.A. de C.V. ....................................     Mexico
Exploracion de Yeso, S.A. de C.V. ......................................     Mexico
USG Manufacturing Worldwide, Ltd. ......................................     Caymans
USG Interiors East Innenausbauvertriebsgesellschaft mbH ................     Germany
USG Deutschland GmbH ...................................................     Germany
USG (U.K.) Ltd. ........................................................     United Kingdom
USG France S.A. ........................................................     France
USG (Netherlands) B.V. .................................................     Netherlands
USG Belgium Manufacturing S.A. .........................................     Belgium
USG Belgium Holdings S.A. ..............................................     Belgium
USG Europe, S.A. .......................................................     Belgium
USG Ventures - Europe GmbH .............................................     Germany
USG Asia Pacific Holdings Pty. Ltd. ....................................     Singapore
USG Interiors Pacific Ltd. .............................................     New Zealand
USG Interiors Australia Pty. Ltd. ......................................     Australia
USG Interiors (Far East) SDN BHD .......................................     Malaysia
Shenzhen USG Zhongbei Building Materials Co. ...........................     China
Alabaster Engineering (Nederland) B.V. .................................     Netherlands
Red Top Technology (Nederland) B.V. ....................................     Netherlands

(a) Accounts for material revenues.

(b) As of December 31, 2001, L&W Supply Corporation conducted its business out of 180 locations in 37 states using various names registered under applicable assumed business name statutes.


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